UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Level 3 Communications, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 19, 2016. Meeting Information LEVEL 3 COMMUNICATIONS, INC. Meeting Type: Annual Meeting For holders as of: March 31, 2016 Date: May 19, 2016 Time: 9:00 a.m. Location: Headquarters of Level 3 Communications, Inc. 1025 Eldorado Blvd. Broomfield, CO 80021 You are receiving this communication because you hold shares in the company named above. LEVEL 3 COMMUNICATIONS, INC. 1025 ELDORADO BLVD. This is not a ballot. You cannot use this notice to vote these BROOMFIELD, CO 80021 ATTN: INVESTOR RELATIONS shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P76870 See proxy the materials reverse and side voting of this instructions. notice to obtain E04840—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: ANNUAL REPORT AND PROXY How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. P76870 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box—marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E04841 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E04841-P76870

Voting Items The Board of Directors Recommends a Vote FOR Items 1,2,3,4 and 5. 1. To elect 11 directors to our Board of Directors Nominees: 2. To approve, on an advisory basis, the named executive officer executive compensation. 1a. James O. Ellis, Jr. 3. To approve an amendment to our Restated Certificate of 1b. Jeff K. Storey Incorporation to delete the requirement that stockholders can remove a director only “for cause.” 1c. Kevin P. Chilton 4. To ratify our By-law providing that Delaware is the exclusive forum for certain legal actions. 1d. Steven T. Clontz 5. To ratify the appointment of our independent auditor. 1e. Irene M. Esteves 6. To transact such other business as may properly come 1f. T. Michael Glenn before the Annual Meeting or any adjournment or postponement of that meeting. 1g. Spencer B. Hays 1h. Michael J. Mahoney 1i. Kevin W. Mooney 1j. Peter Seah Lim Huat 1k. Peter van Oppen—P76870 E04842

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